UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 21, 2016, Pressure BioSciences, Inc. (the “Company”) held a special meeting in lieu of the annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive information statement for the Meeting filed with the Securities and Exchange Commission on November 15, 2016. As of the record date for the Meeting, there were 30,468,862 shares of the Company’s common stock, par value $0.01 per share, issued and outstanding and entitled to one vote for each share held. The holders of 82.05% of the Company’s shares of common stock outstanding (24,999,568) submitted votes by proxy or in person at the Meeting, constituting a quorum.

Proposal 1 — Elect two directors as Class II Directors until the 2019 Annual Meeting of Stockholders. The election of each director was approved as follows:

			Shares voted
Nominee	For	Against	Withhold	Broker Non-Votes
Vito Mangiardi	15,464,549	N/A	904,968	8,630,051
Kevin Pollack	15,424,049	N/A	945,468	8,630,051

Proposal 2: Ratify the appointment of MaloneBailey LLP as the Company’s independent auditors for fiscal year 2016. The ratification of the appointment of MaloneBailey LLP as the Company’s independent auditor for fiscal year 2016 was approved as follows:

Shares voted
For	24,702,129
Against	270,941
Abstain	26,498
Broker Non-Votes	N/A

Proposal 3: Approval of an amendment to our articles of organization to increase the authorized number of shares of Common Stock by up to 50,000,000 shares, such increase to be effected through one or more amendments to our articles of organization to be filed with the Secretary of the Commonwealth of Massachusetts at the discretion of the Board of Directors at any time during the twelve months following the date of the meeting. The authorized shares of Common Stock amendment was approved as follows:

Shares voted
For	21,870,324
Against	2,911,070
Abstain	218,174
Broker Non-Votes	0

Proposal 4: Approval of an amendment to our articles of organization to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-two and not more than one-for-thirty at any time within twelve months following the Meeting for the purpose of assisting the Company in meeting the listing requirements of the Nasdaq Capital Market or another exchange, with the decision of whether or not to implement a reverse stock split and the exact ratio to be set at a whole number within this range to be made by our Board of Directors in its sole discretion. The reverse stock split amendment was approved as follows:

Shares voted
For	23,420,756
Against	1,554,598
Abstain	24,214
Broker Non-Votes	0

Proposal 5: Approval, on an advisory basis, of a non-binding resolution to approve the compensation of our named executive officers. The non-binding resolution was approved as follows:

Shares voted
For	14,337,360
Against	1,195,743
Abstain	836,414
Broker Non-Votes	8,630,051

Proposal 6: Approval of an adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 5. The adjournment was approved as follows:

Shares voted
For	22,925,328
Against	605,347
Abstain	1,468,993
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: December 28, 2016	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President